EXHIBIT 10.6

                                ESCROW AGREEMENT

         This Escrow Agreement, dated as of May 31, 2005 ("Escrow Agreement"), is entered into by and among Cogent Capital Corp., a Utah corporation ("Cogent"), Xstream Beverage Network, Inc., a Nevada corporation ("Xstream"), [list investors] and Investors Bank & Trust Company, a Massachusetts trust company ("Escrow Agent").

         Whereas, [investor] and Xstream are parties to a Subscription Agreement, dated May 31, 2005; and

         Whereas, [investor] and Xstream are parties to a Subscription Agreement, dated May 31, 2005; and

         Whereas, [investor] and Xstream are parties to a Subscription Agreement, dated May 31, 2005; and

         Whereas, [investor] and Xstream are parties to a Subscription Agreement, dated May 31, 2005; and

         Whereas, [investor] and Xstream are parties to a Subscription Agreement, dated May 31, 2005; and

         Whereas, Cogent and Xstream are parties to the ISDA Master Agreement, Equity Swap Confirmation, Call Option Confirmation and ISDA Credit Support Annex, dated May 31, 2005 (collectively the "Swap Agreements"); and

         Whereas, each Subscription Agreement provides for the delivery of certain consideration and property to effect the transactions contemplated thereby; and

         Whereas, the Swap Agreements provide for the delivery of certain consideration and property to effect the transactions contemplated thereby; and

         Whereas, Escrow Agent has agreed to serve as Escrow Agent pursuant to the terms set forth herein.

         Now, therefore, the parties hereto agree to the following terms:

1. DELIVERIES IN ESCROW. On or before May 31, 2005 (the "Delivery Date") Cogent, [investors] and Xstream shall deliver or deposit with the Escrow Agent according to the delivery instructions as outlined in Exhibit "B" the following (collectively the "Deliveries"):

   (a) By [investor], US Treasury Notes and Strips with a market value on the date immediately preceding the date of delivery to the Escrow Agent of at least $1,200,000 based on current market quote at the time of


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         delivery, together with a schedule listing for each Note and Strip the exact amount, maturity, and CUSIP number (the "A bonds"); and

   (b) By [investor], US Treasury Notes and Strips with a market value on the date immediately preceding the date of delivery to the Escrow Agent of at least $1,200,000 based on current market quote at the time of delivery, together with a schedule listing for each Note and Strip the exact amount, maturity, and CUSIP number (the "B bonds"); and

   (c) By [investor], US Treasury Notes and Strips with a market value on the date immediately preceding the date of delivery to the Escrow Agent of at least $1,200,000 based on current market quote at the time of delivery, together with a schedule listing for each Note and Strip the exact amount, maturity, and CUSIP number (the "C bonds"); and

   (d) By [investor], US Treasury Notes and Strips with a market value on the date immediately preceding the date of delivery to the Escrow Agent of at least $1,200,000 based on current market quote at the time of delivery, together with a schedule listing for each Note and Strip the exact amount, maturity, and CUSIP number (the "D bonds"); and

   (e) By [investor], US Treasury Notes and Strips with a market value on the date immediately preceding the date of delivery to the Escrow Agent of at least $1,200,000 based on current market quote at the time of delivery, together with a schedule listing for each Note and Strip the exact amount, maturity, and CUSIP number (the "E bonds"); and

   (f)   By Xstream,

         (i)   1,684,212 shares of Xstream common stock, par value $0.001 per
               share, CUSIP number           , in two certificates with standard
               restrictions as defined in the Subscription Agreement issued in the name of [investor], one certificate shall be in the amount of 1,263,159 shares and the other in the amount of 421,053 shares (the "A Shares"); and

         (ii)  1,684,212 shares of Xstream common stock, par value $0.001 per
               share, CUSIP number          , in two certificates with standard
               restrictions as defined in the Subscription Agreement issued in the name of [investor], one certificate shall be in the amount of 1,263,159 shares and the other in the amount of 421,053 shares (the "B Shares"); and

         (iii) 1,684,212 shares of Xstream common stock, par value $0.001 per
               share, CUSIP number           , in two certificates with standard
               restrictions as defined in the Subscription Agreement issued in the name of [investor], one certificate shall be in the amount of 1,263,159 shares and the other in the amount of 421,053 shares (the "C Shares"); and

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

         (iv)  1,684,212 shares of Xstream common stock, par value $0.001 per
               share, CUSIP number           , in two certificates with standard
               restrictions as defined in the Subscription Agreement issued in the name of [investor], one certificate shall be in the amount of 1,263,159 shares and the other in the amount of 421,053 shares (the "D Shares"); and

         (v)   1,684,212 shares of Xstream common stock, par value $0.001 per
               share, CUSIP number           , in two certificates with standard
               restrictions as defined in the Subscription Agreement issued in the name of [investor], one certificate shall be in the amount of 1,263,159 shares and the other in the amount of 421,053 shares (the "E Shares"); and

         (vi) Either (1) $540,000 cash or (2) 687,719 free trading/registered shares of Xstream common stock, par value $0.001 per share, CUSIP number plus $50,000 cash , (either (1) or (2) being the "Initial Exchange Amount" as defined under the Swap Agreements).

         (vii) $55,000 interest impound.

If all of the foregoing Deliveries are not received by the Escrow Agent on or before the Delivery Date, then the Escrow Agent shall be directed by either Cogent or Xstream to terminate the Escrow Agreement and to return to Cogent and Xstream their respective Deliveries, if any, made to the Escrow Agent on or before that date.

2. DISBURSEMENT OF DELIVERIES. If the Escrow Agent receives all of the Deliveries on or before the Delivery Date, within three business days following the Delivery Date the Escrow Agent will be directed by Cogent or Xstream to disburse the Deliveries as follows:

   (a) The A Bonds, the B Bonds, the C Bonds, the D Bonds and the E Bonds will be transferred to account number at Escrow Agent titled "Cogent Capital for the benefit of Xstream Beverage Network, Inc." (the "Collateral Account");

   (b)   The A Shares will be transferred to account number [ ] at Escrow Agent;

   (c)   The B Shares will be transferred to account number [ ] at Escrow Agent;

   (d)   The C Shares will be transferred to account number [ ] at Escrow Agent;

   (e)   The D Shares will be transferred to account number [ ] at Escrow Agent;

   (f)   The E Shares will be transferred to account number [ ] at Escrow Agent

   (g) The Initial Exchange Amount will be transferred to account number 4735938 at Escrow Agent.

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

   (h)   The interest impound to account number [ ] at Escrow Agent.

3. COLLATERAL ACCOUNT.

   (a) Cogent and Xstream are parties to that certain ISDA Master Agreement, dated as of May 31, 2005 (the "Master Agreement") and the Credit Support Annex thereto (the "CSA"), and have executed two Confirmations, dated as of May 31, 2005, evidencing Transactions that are subject to the Master Agreement. Cogent and Xstream hereby notify the Escrow Agent that pursuant to the CSA and the Confirmations Xstream has granted Cogent a security interest in the Collateral Account and all financial assets and other items therein. The Escrow Agent acknowledges being so notified and confirms that it has no actual knowledge or notice of any restraint, security interest, lien or other adverse claim in or to the Collateral Account or any item therein. All items in the Collateral Account shall be treated as "financial assets" within the meaning of the New York Uniform Commercial Code (the "Code").

   (b) The Escrow Agent shall comply with all withdrawal, transfer, payment and redemption instructions, and all other entitlement orders (as defined in the Code) (collectively, "orders") received from Cogent (without further consent from Xstream) concerning the Collateral Account. The Escrow Agent shall not honor any orders from Xstream with respect to the Collateral Account, unless otherwise authorized to do so pursuant to written instructions from Cogent. The Escrow Agent shall not change the name or account number of the Collateral Account without having received Cogent's prior express written consent thereto.

   (c) The Escrow Agent waives, releases and agrees not to assert, exercise or claim any lien, encumbrance, right (including setoff right) or other claim against the Collateral Account or any financial asset, cash balance or other item therein, except with respect to payment (i) of customary fees and commissions with respect to the routine maintenance and operation of the Collateral Account or (ii) for financial assets duly purchased for the Collateral Account in accordance with the provisions hereof, in each case as provided for under any agreements between Cogent and Xstream relating to the Collateral Account. The Escrow Agent shall neither advance margin or other credit against the Collateral Account, nor hypothecate any financial assets carried in the Collateral Account, without the prior written consent of Cogent. Except as required by law, the Escrow Agent shall not agree with any other person or entity that it will comply with any withdrawal, transfer, payment and redemption instructions, or any other entitlement or other orders, from such person or entity concerning the Collateral Account or any items therein, without the prior written consent of Cogent and any such agreement entered into without such consent shall be null and void.

4. DUTY OF THE ESCROW AGENT. The sole duties and responsibilities of the Escrow Agent shall be to receive and hold the Deliveries, and disburse the Deliveries pursuant to Section 2 of this Agreement and to perform the duties and responsibilities with respect to the Collateral Account expressly set forth in writing herein (and in its standard securities accounts documentation and terms and conditions as in effect from time to time, all of which shall apply to the Accounts to the extent not inconsistent with this Agreement). Escrow Agent is not responsible for any of the respective duties or obligations of Aegis


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

Assessments and Cogent under the Master Agreement, the CSA or the Confirmations, and all references in this Agreement to the Master Agreement, the CSA or the Confirmations or any other agreements are for the convenience of the parties hereto, and Escrow Agent shall have no duties or responsibilities with respect thereto. Escrow Agent is not responsible for accounting or maintaining any records other than to document the property received and Deliveries disbursed as directed. Notwithstanding any item discussed herein, Escrow Agent has no discretion over the Deliveries deposited with it and cannot be held liable for any problem or dispute relating to such assets. All property received by the Escrow Agent in the Collateral Account will be reported for accounting purposes only.

5. DOCUMENTS. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order, or other document and its sole responsibility shall be to act only as expressly set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its satisfaction by Cogent and Xstream.

6. FEES. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit A, which compensation shall be paid by Xstream. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of property under the Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated in the Escrow Agreement, or there is any assignment of interest in the subject matter of the Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to the Escrow Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable from Xstream; provided, however, that to the extent Xstream is required to pay any such costs or expenses to the Escrow Agent pursuant to the provisions of this Section 5 as a result of the fault or negligence of Cogent, Xstream shall be entitled to recover such amount from Cogent.

7. INDEMNIFICATION OF ESCROW AGENT. Cogent and Xstream, both jointly and severally hereby indemnify and hold harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the gross negligence of the Escrow Agent. To the extent Xstream or Cogent is required to pay any such loss, liability, damage, cost or expense to the Escrow Agent pursuant to the provisions of this Section 6 as a result of the fault or negligence of the other party, Xstream or Cogent, as applicable, shall be entitled to recover such amount from the other party. The Escrow Agent may consult counsel with respect of any question arising under the Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel. The obligation of Cogent


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

and Xstream under this Section 6 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

8. NOTICES. All notices, requests, demands, and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given
(a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile/email transmission to the facsimile number/email address given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission,
(c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to Cogent:
-------------

Cogent Capital Escrow
Attn:  Gregory L. Kofford, President
11444 South 1780 East
Sandy, Utah 84092
Telephone:  (801) 523-6063
Fax:  (801) 576-0583

If to Xstream:
--------------

Xstream Beverage Network, Inc.
Attn:


Telephone:
Fax:

If to [investor]:
-----------------
[investor]

If to [investor]:
-----------------
[investor]

If to [investor]:
-----------------
[investor]

If to [investor]:
-----------------
[investor]

If to [investor]:
-----------------
[investor]

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

If to Escrow Agent:
-------------------

Investor's Bank & Trust Company
Attn: ___________________________
_________________________________
_________________________________
Telephone: ______________________
Fax: ____________________________

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

9. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

10. GOVERNING LAW; JURISDICTION. This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. [This is intended to be "an agreement" within the meaning of Section 8-110(e) of the Code and the terms "financial assets" and "entitlement orders" herein shall include the respective meanings given such terms in Article 8 of such Code.]

11. SEVERABILITY. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

12. AMENDMENTS; WAIVERS. This Escrow Agreement may be amended or modified, and any of the terms, covenants, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, or covenant contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, or covenant of this Escrow Agreement.

13. ENTIRE AGREEMENT. This Escrow Agreement contains the entire understanding among the parties hereto with respect to the escrow contemplated hereby and


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

supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

14. SECTION HEADINGS. The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

15. COUNTERPARTS. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

16. RESIGNATIONS AND TERMINATION. Escrow Agent may resign upon 30 days advance written notice to the parties hereto. If a successor Escrow Agent is not appointed within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor Escrow Agent or interplead the Deliveries with such court, whereupon Escrow Agent's duties hereunder shall terminate upon the naming of a successor or interpleader of the Deliveries. This Escrow Agreement shall terminate upon completion of the final disbursement by the Escrow Agent pursuant to paragraph 2 above.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed the day and year first set forth above.

COGENT CAPITAL CORP.

By: __________________________________
         Gregory L. Kofford, President



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

XSTREAM, INC.

By: __________________________________
         [NAME/TITLE]

[INVESTOR]

By: __________________________________
         [NAME/TITLE]

[INVESTOR]

By: __________________________________
         [NAME/TITLE]

[INVESTOR]

By: __________________________________
         [NAME/TITLE]

[INVESTOR]

By: __________________________________
         [NAME/TITLE]

[INVESTOR]

By: __________________________________
         [NAME/TITLE]

INVESTORS BANK & TRUST COMPANY

By: __________________________________
Name:_________________________________
Its: _________________________________

                                    Exhibit A

                                Escrow Agent fees

Annual Escrow Agent Fee:   $3,000

                                    Exhibit B
                         INVESTORS BANK & TRUST COMPANY
               DELIVERY INSTRUCTIONS FOR ACCOUNTS SERVICED OUT OF:
                                     BOSTON
            TRUST, INSTITUTIONAL CUSTODY AND RETIREMENT PLAN SERVICES

    Account #:           4736811          Account Name:   Cogent Capital Escrow
                ----------------------                   -----------------------
Administrator:       Carol Nicholls               Phone       (617) 204-8423
                ----------------------                   -----------------------

-------------------------------------------------------------------------------------------------------
INVESTORS BANK MAILING INSTRUCTIONS                     DTC INELIGIBLE SECURITIES -UNRESTRICTED
Investors Bank and Trust Company                        The Bank of New York
OVERNIGHT                                               One Wall Street, 3rd Floor
200 Clarendon Street, TAD 058, 16th Floor               Window A
Attn: Carol Nicholls                                    New York, NY 10286
Boston, MA  02116                                       A/C Name:  Investors Bank & Trust Company
REGULAR MAIL                                            A/C#:  017198
P.O. Box 300, TAD 058                                   4736811 Cogent Capital Escrow
Attn: Carol Nicholls
Boston, MA  02117-0300                                  DTC INELIGIBLE - RESTRICTED / NON-TRANSFERABLE
                                                        ----------------------------------------------
                                                        SECURITIES (MUST BE HELD IN CLIENT NAME)
DTC ELIGIBLE SECURITIES                                     The Bank of New York
-----------------------
Agent Bank Name: Investors Bank & Trust Company             One Wall Street, 3rd Floor
*Agent Bank Number 26016                                    Window A
Institutional ID: 28166                                     New York, NY 10286
DTC Participant Number:  2132                               A/C Name:  Investors Bank & Trust Company
4736811 - Cogent Capital Escrow                             A/C#: 017200
                                                            4736811 Cogent Capital Escrow
GOVERNMENT ISSUES DELIVERED THROUGH FED  BOOK ENTRY
ABA #011001438                                          DTC INELIGIBLE - RESTRICTED SECURITIES (WILL BE
                                                        -----------------------------------------------
INV BK BOS/1020                                         REREGISTERED INTO NOMINEE NAME)
                                                        -------------------------------
Cogent Capital Escrow  -  4736811                           The Bank of New York
                                                            One Wall Street, 3rd Floor
GNMA SECURITIES DELIVERED THROUGH FED BOOK ENTRY            Window A
-------------------------------------------------
EFFECTIVE 12/6/02                                           New York, NY 10286
-----------------
Federal Reserve Bank of Boston                              A/C Name:  Investors Bank & Trust Company
ABA #011001438 -                                            A/C#: 017195
Investors Bank & Trust Co. - Boston                         Cogent Capital Escrow - 4736811
Sub Account: #1020
FFC: (4736811 Cogent Capital Escrow)                    REGISTRATION INSTRUCTIONS FOR BROKER ACCOUNTS
                                                        ---------------------------------------------
                                                            Saturn & Co.  Tax ID No. 04-2457313
ACH TRANSFERS                                               IBT A/C #:   4736811
-------------
ABA # 011001438                                             Account Name: Cogent Capital Escrow
4736811                                                     Attn:  Trade Processing  TAD 58
Cogent Capital Escrow                                       P.O. Box 9130
                                                            Boston, MA  02117-9130
FED WIRE CASH TRANSFERS
{3400} Receiving Bank:                                  DTC ELIGIBLE  PHYSICAL CERTIFICATES INSTRUCTIONS
ABA number:  011001438                                      Depository Trust Company
Short Name:  Investors Bk Bos                               55 Water Street
ABA Lookup:  Investors Bank & Trust Co.                     New York Window - Concourse Level
                         Boston, MA                         New York, NY  10041
                                                            Attn: Participant # 2132 - IBT
{4100} Beneficiary's Bank:  569530395                       Attn: Robert Mendez
{4200} Beneficiary:  4736811                                IBT Acct #: 4736811
{4320} Reference for Beneficiary:  Cogent Capital
Escrow                                                           Note: Send all legal documentation (ex.
                                                        Stock powers) to the administrator at Investors
                                                        Bank & Trust via mail
--------------------------------------------------------------------------------------------------------

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